                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------

        Date of Report (Date of earliest event reported): August 27, 2004

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                   001-15223                     76-0453392
------------------        -----------------------      ----------------------
(State or Other               (Commission                   (IRS Employer
Jurisdiction of               File Number)               Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 27, 2004, the Second Amendment to Second Amended and Restated
Revolving Credit, Term Loan and Security Agreement (the "AMENDMENT") was entered into by and among the Registrant, OptiCare Eye Health Centers, Inc., a wholly-owned subsidiary of the Registrant ("EYE HEALTH CENTERS"), PrimeVision
Health, Inc., a wholly-owned subsidiary of the Registrant ("PRIMEVISION"),
OptiCare Acquisition Corporation, a wholly-owned subsidiary of the Registrant
("ACQUISITION CORPORATION"), and CapitalSource Finance LLC, the Registrant's
senior lender ("CAPITALSOURCE"), and the Letter Agreement (the "LETTER
AGREEMENT") was entered into by and among the Registrant, Eye Health Centers,
PrimeVision, Acquisition Corporation, CapitalSource and Palisade Concentrated
Equity Partnership, L.P., the Registrant's majority stockholder ("PALISADE").

         The Amendment amends the terms of the Second Amended and Restated
Revolving Credit, Term Loan and Security Agreement, dated as of March 29, 2004, as amended by the Waiver and First Amendment to Second Amended and Restated
Revolving Credit, Term Loan and Security Agreement, dated as of August 16, 2004
(together with the Amendment, the "LOAN AGREEMENT"), to, among other things, remove the condition precedent that there is no material adverse effect or material adverse change of the Registrant from CapitalSource's obligation to advance funds to the Registrant under the Loan Agreement and to remove the occurrence of a material adverse effect or material adverse change of the
Registrant from the definition of events of default under the Loan Agreement.

         Under the Letter Agreement, Palisade agrees to guarantee up to
$1,000,000 of the Registrant's obligations to CapitalSource under the Loan
Agreement.

         The Amendment and the Letter Agreement are filed herewith as Exhibit
10.1 and Exhibit 10.2, respectively, and are incorporated into this Item 1.01 by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         10.1    Second Amendment to Second Amended and Restated Revolving
                 Credit, Term Loan and Security Agreement, dated as of August
                 27, 2004, by and between the Registrant, OptiCare Eye Health
                 Centers, Inc., PrimeVision Health, Inc., OptiCare Acquisition
                 Corporation and CapitalSource Finance LLC.

         10.2    Letter Agreement, dated as of August 27, 2004, by and between the Registrant, OptiCare Eye Health Centers, Inc., PrimeVision
                 Health, Inc., OptiCare Acquisition Corporation, CapitalSource
                 Finance LLC and Palisade Concentrated Equity Partnership, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OPTICARE HEALTH SYSTEMS, INC.
                                    (Registrant)

Date: September 1, 2004             /s/ William A. Blaskiewicz
                                    ----------------------------
                                    Name:  William A. Blaskiewicz
                                    Title: Vice President and Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

10.1             Second Amendment to Second Amended and Restated Revolving
                 Credit, Term Loan and Security Agreement, dated as of August
                 27, 2004, by and between the Registrant, OptiCare Eye Health
                 Centers, Inc., PrimeVision Health, Inc., OptiCare Acquisition
                 Corporation and CapitalSource Finance LLC.

10.2             Letter Agreement, dated as of August 27, 2004, by and between the Registrant, OptiCare Eye Health Centers, Inc., PrimeVision
                 Health, Inc., OptiCare Acquisition Corporation, CapitalSource
                 Finance LLC and Palisade Concentrated Equity Partnership, L.P.

                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this 27th day of August, 2004, by and between each of
OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation, OPTICARE EYE HEALTH
CENTERS, INC., a Connecticut corporation, PRIMEVISION HEALTH, INC., a Delaware corporation, and OPTICARE ACQUISITION CORPORATION, a New York corporation
(collectively, the "BORROWER"), and CAPITALSOURCE FINANCE LLC, a Delaware
limited liability company (the "LENDER").

RECITALS

         A.    Pursuant to that certain Second Amended and Restated Revolving
Credit, Term Loan and Security Agreement dated as of March 29, 2004, by and between Opticare Health Systems, Inc., Opticare Eye Health Centers, Inc. and
Primevision Health, Inc., each as borrower, and Lender as amended by that certain Waiver and First Amendment to Second Amended and Restated Revolving
Credit, Term Loan and Security Agreement (as amended to date and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN
AGREEMENT"), the Lender agreed to make available to such borrowers the Revolving
Facility.

         B.    The parties hereto desire to enter into this Amendment to amend certain aspects of the Loan Agreement as more particularly provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         SECTION 1.    DEFINITIONS. Unless otherwise defined herein, all
capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2.    AMENDMENTS TO LOAN AGREEMENT.

                 (a)  Section 4.2(d) is hereby deleted in its entirety.

                 (b)  Section 4.2(f) is hereby amended and restated in its
                      entirety to read as follows:

                      (f)    there shall not have occurred any Liability
                             Event.

                 (c)  Article VIII(i) is hereby amended and restated in its entirety to read as follows:

                      (i)    (i) any Change of Control occurs or any agreement
                      or commitment to cause or that may result in any such
                      Change of Control is entered into, (ii) any Liability
                      Event occurs, or (iii) any Borrower or Guarantor ceases
                      any material portion of its business operations as
                      currently conducted;

         SECTION 3.    REPRESENTATIONS AND WARRANTIES.

                 (a)  Notwithstanding any other provision of this Amendment, each Borrower hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this Amendment and confirms that they are true and correct,
(b) represents and warrants that they are Affiliates of each other, and (c)
specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

                 (b)  Each Borrower hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any
Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Loan Documents, as applicable, by or against it; (iv) this Amendment and the Loan Documents, as applicable, have been duly executed and delivered by it;
(v) this Amendment and the Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

         SECTION 4.   EXPENSES. Borrower shall pay all costs and expenses
incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the Loan Documents contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC-1 Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the amended note and the recording of the security documents and financing statements therefor and pursuant to the
Security Documents contemplated hereby.

         SECTION 5.   REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the
effectiveness of this Amendment, (i) each reference in the Loan Agreement to
"this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this
Amendment, and (ii) each reference in any other Loan Document to the "Loan
Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as

or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of
Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

         SECTION 6.   GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS
SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL
AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

         SECTION 7.   HEADINGS AND COUNTERPARTS. The captions in this Amendment
are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

         SECTION 8.   AMENDMENTS. This Amendment may not be changed, modified,
amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and both Borrowers. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.

         SECTION 9.   ENTIRE AGREEMENT. This Amendment, the Loan Agreement and
the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         SECTION 10.  MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and
each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any
Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

         SECTION 11.  EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective on the date (the "EFFECTIVE DATE") upon which the following conditions precedent are satisfied:

         (a) execution and delivery to Lender of this Amendment by each Borrower;

         (b) receipt by Lender of all fees, charges and expenses payable to
Lender on or prior to the Effective Date, including, without limitation, a non-refundable amendment fee in the amount of $15,000; and

         (c) receipt by Lender of a guaranty agreement in form and substance acceptable to Lender executed by Palisade Concentrated Equity Partnership, L.P.

                        [SIGNATURES APPEAR ON NEXT PAGE]

                  IN WITNESS WHEREOF, the parties have caused this Second
Amendment to Second Amended and Restated Revolving Credit, Term Loan and
Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:                                     CAPITALSOURCE FINANCE LLC,
                                            a Delaware limited liability company

                                            By:/s/ Keith D. Reuben
                                               ---------------------------------
                                            Name:  Keith D. Reuben
                                            Title:  COO
BORROWERS:

                                            OPTICARE HEALTH SYSTEMS, INC.,
                                            a Delaware corporation

                                            By:/s/ Dean Yimoyines
                                               ---------------------------------
                                            Name: Dean Yimoyines
                                            Its: CEO

                                            PRIMEVISION HEALTH, INC.,
                                            a Delaware corporation

                                            By:/s/ Dean Yimoyines
                                               ---------------------------------
                                            Name: Dean Yimoyines
                                            Its: CEO

                                            OPTICARE EYE HEALTH CENTERS, INC.,
                                            a Connecticut corporation

                                            By:/s/ Dean Yimoyines
                                               ---------------------------------
                                            Name: Dean Yimoyines
                                            Its: CEO

                                            OPTICARE ACQUISTION CORP.

                                            By:/s/ Dean Yimoyines
                                               ---------------------------------
                                            Name: Dean Yimoyines
                                            Its: CEO

                                                                    EXHIBIT 10.2

August 27, 2004

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland  20815

                      RE:  Revolving Credit Facility and Term Loan (the "Loans")
                      from CapitalSource Finance LLC ("LENDER") to Opticare
                      Health Systems, Inc., a Delaware corporation, Opticare Eye
                      Health Centers, Inc., a Connecticut corporation,
                      Primevision Health, Inc., a Delaware corporation, and
                      Opticare Acquisition Corporation, a New York corporation
                      (collectively, "BORROWER")

The undersigned, Palisade Concentrated Equity Partnership, L.P. ("PALISADE") is
a substantial direct or indirect equity holder of Borrower. The Loans are evidenced by that certain Second Amended and Restated Revolving Credit, Term
Loan and Security Agreement, dated March 29, 2004, as amended by that certain
Consent, Waiver and First Amendment to Second Amended and Restated Revolving
Credit, Term Loan and Security Agreement dated as of August 16, 2004, and that certain Second Amendment to Second Amended and Restated Revolving Credit, Term
Loan and Security Agreement dated as of the date hereof (as the same has been and may hereafter be amended, supplemented or modified from time to time, the
"LOAN AGREEMENT") by and between Lender and Borrower. Capitalized terms used but not otherwise defined in this letter agreement are as defined in the Loan
Agreement.

Palisade acknowledges and confirms that, as a direct and indirect owner of
Borrower that it will benefit from the advancement of funds, under the Revolving
Facility to Borrower.

Borrower has requested that Lender execute that certain Second Amendment to
Second Amended and Restated Revolving Credit, Term Loan and Security Agreement
(the "SECOND AMENDMENT").

In order to induce Lender to enter into the Second Amendment and to continue to advance funds to Borrower under the Loan Agreement and to consummate the transactions contemplated thereby, and in consideration therefore, the parties agree as follows:

Guarantor unconditionally and absolutely guarantees (i) the due and punctual payment and performance when due of the principal of the Note and the interest thereon and of the Obligations and any and all other monies and amounts due or which may become due on or with respect to any of the foregoing, and the due and punctual performance and observance by Borrower of all of the other terms, covenants, agreements and conditions of the Loan Documents, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, (ii) all liabilities and obligations of Guarantor hereunder, and
(iii) all costs, expenses and liabilities (including, without limitation, reasonable attorneys fees and expenses, documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) that may be incurred or advanced by Lender in any way in connection with the foregoing and/or otherwise required to be paid by Guarantor hereunder
(collectively, such items in clauses (i) through (iii) being the "GUARANTEED
OBLIGATIONS"). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Loan Documents.
Notwithstanding any other provision of this Guaranty to the contrary, Lender's rights to seek any payment from Guarantor on account of the

Guaranteed Obligations described in clause (i) above (a) shall be limited to, and shall not under any circumstances exceed $1,000,000 (the "MAXIMUM AMOUNT"), and Guarantor shall not be liable for any deficiency in excess of the Maximum
Amount

This letter agreement is a guaranty of payment and not a guaranty of collection.
If any Guaranteed Obligation is not satisfied when due, whether by acceleration or otherwise, Palisade shall forthwith satisfy such Guaranteed Obligation, upon demand, and no such satisfaction shall discharge the obligations of the Palisade hereunder until all Guaranteed Obligations have been indefeasibly paid in cash and performed and satisfied in full and the Loan Agreement has terminated.
Palisade's agreement to pay the Guaranteed Obligations under this letter agreement shall be primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrower or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or the pursuit by Lender of any remedies it may have against Borrower or any other Palisade of the
Guaranteed Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of Borrower or any guarantor of the Guaranteed
Obligations or any other Person before, simultaneously with or after enforcing its rights and remedies hereunder against Palisade, and any one or more successive and/or concurrent actions may be brought against Palisade in the same action brought against Borrower or any other Person of the Guaranteed
Obligations or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Palisade hereunder shall not in any way be affected by any action taken or not taken by Lender.

Palisade hereby represents and warrants to Lender that Palisade has all requisite power and authority (i) to execute, deliver and perform its obligations under this letter agreement and (ii) to consummate the transactions contemplated hereunder, and Palisade is under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing.

Palisade hereby waives demand, setoff, counterclaim, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Palisade shall remain liable as a principal until the full amount of all Guaranteed Obligations shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission, or anything else which might otherwise operate as a legal or equitable discharge of Palisade.

Palisade acknowledges and agrees that its obligations as a guarantor of the
Guaranteed Obligations shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other surety or guarantor of the Guaranteed Obligations or any other Person or its estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

Palisade acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Palisade and without affecting or discharging, in whole or in part, the liability of
Palisade hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the
Guaranteed Obligations and other obligations under the Loan Documents in any manner it sees fit, (B) release any or all collateral for the Guaranteed
Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the

Guaranteed Obligations or any part thereof, (E) change the interest rate on the
Guaranteed Obligations or any Note under the Loan Agreement, (F) reduce or increase the outstanding principal amount of the Guaranteed Obligations or any
Note under the Loan Agreement, (G) accelerate the Guaranteed Obligations, (H)
make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (I) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to any Note or for the performance of any term or condition of the Loan Documents, (J) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against
Borrower or any other guarantor of the Guaranteed Obligations or any other
Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (K) release or substitute any security interest of any kind held by Lender at any time, (L)
collect and retain or liquidate any collateral subject to such security interest, (M) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrower or any other guarantor of the Guaranteed Obligations is in default, (N) foreclose on any of the Collateral, (O) grant waivers or indulgences, (P) take additional collateral, (Q) obtain any additional guarantors, (R) take a deed in lieu of foreclosure and/or (S) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Palisade hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise.
Notwithstanding any other provision of this letter agreement, Palisade agrees that Lender has no duties of any nature whatsoever to Palisade, whether express or implied, by virtue of this letter agreement or any other Loan Document, operation of law or otherwise.

Palisade agrees that its obligations hereunder are irrevocable, joint and several and independent of the obligations of Borrower or any other guarantor of the Guaranteed Obligations or any other Person.

Palisade agrees that it shall have no right of subrogation whatever with respect to the Guaranteed Obligations or to any collateral securing such Guaranteed
Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan
Agreement has terminated.

Palisade acknowledges and agrees that, as a direct or indirect beneficial owner of the capital stock or other ownership interests in Borrower, (a) it will benefit from the execution, delivery and performance of the Second Amendment and the other Loan Documents and the advancement the Revolving Facility to Borrower,
(b) the Loans by Lender constitute valuable consideration to Guarantor, (c) this letter agreement is intended to be an inducement to Lender to execute, deliver and perform the Second Amendment and the other Loan Documents and to extend credit and the Loans to Borrower, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (d) Lender is relying upon this letter agreement in making and advancing the Loans to
Borrower.

Palisade agrees that this letter agreement shall inure to the benefit of, and may be enforced by, Lender, all future holders of any Note or any of the
Guaranteed Obligations and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Palisade and
Palisade's assigns and successors. Palisade agrees that it may not assign, delegate or transfer this letter agreement or any of its rights or obligations under this letter agreement without the prior written consent of Lender.

No course of action or delay, renewal or extension of this letter agreement or any rights or obligations hereunder, release of Palisade or any of the foregoing, or delay, failure or omission on Lender's part in enforcing this letter agreement, or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall affect the liability of Palisade or operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Palisade or preclude any

other or further exercise of such or any other right, remedy, power or option.
No waiver by Lender of any one or more defaults by Palisade in the performance of any of the provisions of this letter agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

If any term or provision of this letter agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this letter agreement which shall be given effect so far as possible.

This letter agreement shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Guaranteed Obligations and termination of the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers granted to
Lender hereunder shall continue in full force and effect notwithstanding the termination of this letter agreement or the fact that Borrower's borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Guaranteed Obligations have been indefeasibly paid in full in cash and performed and satisfied in full.

This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions.

This letter agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

Palisade agrees to treat this letter agreement and all other Loan Documents and all provisions thereof confidentially and not to transmit any copy hereof or thereof or disclose the contents hereof or thereof, in whole or in part, to any
Person (including, without limitation, any financial institution or intermediary) without Lender's prior written consent, other than to Palisade's advisors and officers on a need-to-know basis.

                                  PALISADE CONCENTRATED EQUITY
                                  PARTNERSHIP, L.P.

                                  By: Palisade Concentrated Holdings, LLC, its
                                  general partner

                                  By: /s/ Eric J. Bertrand
                                      ------------------------------------------
                                  Name: Eric J. Bertrand
                                  Its:  Member

                                  ADDRESS:
                                  1 Bridge Plaza, Suite 600
                                  ----------------------------------------------
                                  Fort Lee, NJ 07024
                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

ACKNOWLEDGED AND AGREED TO BY:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

By: /s/ Keith D. Reuben
    ------------------------------------------------
Name:  Keith D. Reuben
Title: COO

OPTICARE HEALTH SYSTEMS, INC.,
a Delaware corporation

By: /s/ Dean Yimoyines
    ------------------------------------------------
Name: Dean Yimoyines
Its:  CEO

PRIMEVISION HEALTH, INC.,
a Delaware corporation

By: /s/ Dean Yimoyines
    ------------------------------------------------
Name: Dean Yimoyines
Its:  CEO

OPTICARE EYE HEALTH CENTERS, INC.,
a Connecticut corporation

By: /s/ Dean Yimoyines
    ------------------------------------------------
Name: Dean Yimoyines
Its:  CEO

OPTICARE ACQUISTION CORP.

By: /s/ Dean Yimoyines
    ------------------------------------------------
Name: Dean Yimoyines
Its:  CEO